Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET

It saves money! Telephone and Internet voting saves postage costs.

Savings which can help minimize expenses.

It saves time! Telephone and Internet voting is instantaneous—24 hours a day.

It’s easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll free 888-221-0697, or go to the website: www.proxyweb.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing

PROXY	LEGG MASON INCOME TRUST, INC.	PROXY
LEGG MASON CORE BOND FUND SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 10, 2007 AT 2:00 P.M.

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares of Legg Mason Core Bond Fund (the “Acquired Fund”), a series of Legg Mason Income Trust, Inc. (the “Corporation”), hereby appoints [                        ] and [                        ] attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on September 10, 2007, at 2:00 p.m., Eastern time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated [                        ], 2007 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 888-221-0697 VOTE VIA THE INTERNET: www.proxyweb.com

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable
, 2007
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.	To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Legg Mason Core Bond Fund (the “Acquired Fund”), a series of the Corporation, in exchange for shares of Legg Mason Partners Core Bond Fund (the “Acquiring Fund”), a series of Legg Mason Partners Income Trust, to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent termination of the Acquired Fund.

FOR                                 AGAINST                                  ABSTAIN

2.	To transact any other business which may properly come before the Special Meeting or and adjournments or postponements thereof.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.

Your Proxy Vote is important!

And now you can Proxy Vote by PHONE or the INTERNET

It saves money! Telephone and Internet voting saves postage costs.

Savings which can help minimize expenses.

It saves time! Telephone and Internet voting is instantaneous—24 hours a day.

It’s easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll free 888-221-0697, or go to the website: www.proxyweb.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing

PROXY	LEGG MASON GLOBAL TRUST, INC.	PROXY
LEGG MASON GLOBAL INCOME TRUST SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 10, 2007 AT 2:00 P.M.

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of shares of Legg Mason Global Income Trust (the “Acquired Fund”), a series of Legg Mason Global Trust, Inc. (the “Corporation”), hereby appoints [                        ] and [                        ] attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Legg Mason, Inc., 100 Light Street, 34th Floor, Baltimore, Maryland 21202, on September 10, 2007, at 2:00 p.m., Eastern time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated [                        ], 2007 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE VIA THE TELEPHONE: 888-221-0697 VOTE VIA THE INTERNET: www.proxyweb.com

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

Title(s), if applicable
, 2007
Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.

1.	To approve the Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of Legg Mason Global Income Trust (the “Acquired Fund”), a series of the Corporation, in exchange for shares of Legg Mason Partners Global Income Fund (the “Acquiring Fund”), a series of Legg Mason Partners Income Trust, to be distributed to the shareholders of the Acquired Fund, and (ii) the subsequent termination of the Acquired Fund.

FOR                                 AGAINST                                  ABSTAIN

2.	To transact any other business which may properly come before the Special Meeting or and adjournments or postponements thereof.

NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.